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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the use of our report dated January 29, 1999 included in this Amendment No. 1 to the Form S-4 Registration Statement of Park Place Entertainment Corporation (File No. 333-86107), with respect to the financial statements of Metropolitan Entertainment Group, operating as Sheraton Casinos Nova Scotia.


                                              Ernst & Young LLP
                                              Chartered Accountants


Halifax, Canada
September 21, 1999